UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Chenghe Acquisition Co.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Chenghe Acquisition Co.

38 Beach Road #29-11
South Beach Tower
Singapore

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON           , 2023

TO THE SHAREHOLDERS OF CHENGHE ACQUISITION CO.:

You are cordially invited to attend an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Chenghe Acquisition Co. (the “Company,” “Chenghe,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, to be held at 9:30 a.m. Eastern Time, on           , 2023. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of Chenghe, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting            and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record and who are granted a proxy by such holder) will need to follow the instructions applicable to them provided in the accompanying proxy statement. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.	The Extension Amendment Proposal: A proposal by special resolution, to amend the Company’s amended and restated memorandum and articles of association (our “MAA”), in accordance with the form set forth in Annex B to the accompanying proxy statement, to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses or entities, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s Class A ordinary shares, par value US$0.0001 per share (the “public shares” or “Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on March 25, 2021, which we refer to as the “IPO,” (the “Extension”), for three months, from August 2, 2023 (the date which is 15 months from the closing date of the IPO, the “Original Termination Date”) to November 2, 2023 (the “First-Phase Extended Date”) for a deposit, for the First-Phase Extension Period (as defined below), of the lesser of (a) US$300,000 and (b) US$0.075 for each Class A Ordinary Share not redeemed as of the Original Termination Date and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”), to elect to further extend the Termination Date, up to six times, each by an additional month, for an aggregate of six additional months beyond the First-Phase Extended Date, until up to May 2, 2024, for a deposit, for each monthly extension after the First-Phase Extended Date, of the lesser of (i) US$100,000 and (ii) US$0.025 for each Class A Ordinary Share not redeemed as of the Original Termination Date (such proposal, the “Extension Amendment Proposal”). We refer to the period from August 2, 2023 (exclusive) to the First-Phase Extended Date (inclusive) as the “First-Phase Extension Period,” and each of the one-month extension periods after the First-Phase Extended Date and until May 2, 2024, as a “Second-Phase Extension Period.” Each of the First-Phase Extension Period and Second-Phase Extension Periods is an “Extension Period.” We refer to the last day of each Second-Phase Extension Period as a “Second-Phase Extended Date,” with the first Second-Phase Extended Date being December 2, 2023, and the sixth (and the last possible) Second-Phase Extended Date being May 2, 2024. Each of the First-Phase Extended Date and the Second-Phase Extended Date is an “Extended Date.” For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Extension Period at any time before the applicable Extended Date, provided that the Company shall have deposited the applicable Contribution (as defined below) for such Extension Period. The full wording of the special resolution to approve the Extension Amendment Proposal is set out in Annex B to the accompanying proxy statement.

2.	The Founder Share Amendment Proposal: A proposal by special resolution, to amend the MAA in the form set forth in Annex B to the accompanying proxy statement to provide for the right of a holder of the Company’s Class B ordinary shares, par value US$0.0001 per share (the “Class B Ordinary Shares” or “Founder Shares”), to convert into Class A Ordinary Shares on a one-for-one basis at any time before or concurrently with or immediately following the consummation of the Company’s business combination at the election of the holder. We refer to this proposal as the “Founder Share Amendment Proposal.”

3.	The Adjournment Proposal: A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the holders of Class A Ordinary Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including that the Company has elected to exercise the Original Extension Right (as defined below). We refer to this proposal as the “Adjournment Proposal.”

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a business combination. You are not being asked to vote on a business combination at this time.

The MAA provides that the Company has until August 2, 2023, the Original Termination Date, being the date which is 15 months from the consummation of the IPO, to complete a business combination, and that in the event that the Company does not consummate a business combination by the Original Termination Date, upon the request of Chenghe Investment Co. (our “Sponsor”), the Board shall pass a resolution to extend the Original Termination Date up to three times, each by an additional 3 months, provided that (a) the Sponsor provides a five-business day advance notice prior to the date of the applicable deadline for consummating a business combination; (b) the Sponsor pays into the trust account of the Company established in connection with the IPO (the “Trust Account”) an additional US$0.10 per public share for each extension period in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and (c) the procedures relating to any such extension period, as set forth in the investment management trust agreement between the Company and Continental Stock Transfer & Trust Company entered into on April 27, 2022 shall have been complied with (the “Original Extension Right”). If the Company completes its initial business combination, the Company expects to repay such loans from funds that are released to it from the Trust Account or, at the option of the Sponsor, convert all or a portion of the total loaned amount into warrants at a price of US$1.00 per warrant, whose terms will be identical to the warrants purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Warrants”). If the Company does not complete a business combination, it will repay such loans only from funds held outside of the trust account. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties. Without the Extension Amendment and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the MAA, the Company believes that it will not be able to complete a business combination on or before the Original Termination Date. If that were to occur and the Sponsor does not elect to exercise the Original Extension Right prior to such time, the Company would be precluded from completing a business combination and would be forced to liquidate and dissolve. There will be no redemption rights or liquidating distributions with respect to our redeemable warrants (“Warrants”), each whole warrant entitling the holder thereof to acquire one public share at a price of US$11.50 per share (subject to adjustment), including the warrants included in the units sold in the IPO (the “public warrants”) and the Private Placement Warrants, which will expire worthless in the event the Company winds up.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor will deposit into the Trust Account, (A) for the First-Phase Extension Period, the lesser of (a) US$300,000 and (b) US$0.075 for each public share that is not redeemed as of the Original Termination Date (the “First-Phase Contribution”), and (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the lesser of (a) US$100,000 and (b) US$0.025 for each public share that is not redeemed as of the Original Termination Date (each such deposit, a “Second-Phase Contribution,” and each of the First-Phase Contribution and the Second-Phase Contributions, a “Contribution”).

The First-Phase Contribution will be deposited into the Trust Account in three equal installments on or before August 9, 2023, September 9, 2023, and October 9, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, November 9, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the nineth (9th) day of the calendar month in which the immediately previous Second-Phase Extension Date falls.

Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved. The amount of the Contributions will be loaned by the Sponsor to the Company and the loans will not bear interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

In connection with the Extension Amendment Proposal, each holder of Class A Ordinary Shares (“public shareholder”) may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of how such public shareholder votes on the Extension Amendment Proposal or whether such public shareholder votes at all. The deadline to make a Redemption Election is 5:00 p.m. Eastern Time on           , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as the Company’s transfer agent, the “transfer agent”) directly and instruct it to do so.

Prior to the deadline to make a Redemption Election, public shareholders that desire to indicate their intention to make an Election Reversal (as defined below) are requested to indicate such intention in the Reversal Commitment Form accompanying the proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to the transfer agent prior to the Redemption Deadline. Immediately following the Redemption Deadline and before the Extraordinary Meeting, a public shareholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of its public shares for which it previously submitted a Redemption Election (an “Election Reversal”), subject to the Board’s determination to permit such withdrawal. See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time, on           , 2023, pursuant to Article 23.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered its share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares. The Company requests that public shareholders indicate their intention to make an Election Reversal on their Reversal Commitment Form.

Based on the amount in the Trust Account as of           , 2023 (the latest practicable date prior to the Record Date), this would amount to approximately US$           per public share. The closing price of the public shares on Nasdaq on           , 2023 (the most recent practicable trading day prior to the Record Date), was US$          . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, will retain their rights to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our MAA as amended by the Extension Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the applicable Extended Date.

The purpose of the Founder Share Amendment Proposal is to approve the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Share.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates, if necessary, (i) if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the public shareholders have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on July 3, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension is approved and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on a business combination when it is submitted to our shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the business combination is approved and completed or the Company has not consummated a business combination by the applicable Extended Date.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Adjournment Proposal and the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors,

Shibin Wang
Chief Executive Officer and Director (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote (including virtually) at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote (including virtually) at the Extraordinary Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as abstaining in respect of the Extension Amendment Proposal and the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Amendment Proposal and the Founder Share Amendment Proposal.

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting to be held on           , 2023: This notice of meeting and the accompanying proxy statement are available at           .

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON           , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATE(S) IF APPLICABLE) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON           , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

PROXY STATEMENT — DATED           , 2023

Chenghe Acquisition Co.

38 Beach Road #29-11
South Beach Tower
Singapore

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON           , 2023

An extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Chenghe Acquisition Co. (the “Company,” “Chenghe,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 9:30 a.m. Eastern Time, on           , 2023. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of Chenghe, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting            and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided herein. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.	The Extension Amendment Proposal: A proposal by special resolution, to amend the Company’s amended and restated memorandum and articles of association (our “MAA”), in accordance with the form set forth in Annex B to the accompanying proxy statement, to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses or entities, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s Class A ordinary shares, par value US$0.0001 per share (the “public shares” or “Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on March 25, 2021, which we refer to as the “IPO,” (the “Extension”), for three months, from August 2, 2023 (the date which is 15 months from the closing date of the IPO, the “Original Termination Date”) to November 2, 2023 (the “First-Phase Extended Date”) for a deposit, for the First-Phase Extension Period (as defined below), of the lesser of (a) US$300,000 and (b) US$0.075 for each Class A Ordinary Share not redeemed as of the Original Termination Date and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”), to elect to further extend the Termination Date, up to six times, each by an additional month, for an aggregate of six additional months beyond the First-Phase Extended Date, until up to May 2, 2024, for a deposit, for each monthly extension after the First-Phase Extended Date, of the lesser of (i) US$100,000 and (ii) US$0.025 for each Class A Ordinary Share not redeemed as of the Original Termination Date (such proposal, the “Extension Amendment Proposal”). We refer to the period from August 2, 2023 (exclusive) to the First-Phase Extended Date (inclusive) as the “First-Phase Extension Period,” and each of the one-month extension periods after the First-Phase Extended Date and until May 2, 2024, as a “Second-Phase Extension Period.” Each of the First-Phase Extension Period and Second-Phase Extension Periods is an “Extension Period.” We refer to the last day of each Second-Phase Extension Period as a “Second-Phase Extended Date,” with the first Second-Phase Extended Date being December 2, 2023, and the sixth (and the last possible) Second-Phase Extended Date being May 2, 2024. Each of the First-Phase Extended Date and the Second-Phase Extended Date is an “Extended Date.” For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Extension Period at any time before the applicable Extended Date, provided that the Company shall have deposited the applicable Contribution (as defined below) for such Extension Period. The full wording of the special resolution to approve the Extension Amendment Proposal is set out in Annex B to the accompanying proxy statement.

2.	The Founder Share Amendment Proposal: A proposal by special resolution, to amend the MAA in the form set forth in Annex B to the accompanying proxy statement to provide for the right of a holder of the Company’s Class B ordinary shares, par value US$0.0001 per share (the “Class B Ordinary Shares” or “Founder Shares”), to convert into Class A Ordinary Shares on a one-for-one basis at any time before or concurrently with or immediately following the consummation of the Company’s business combination at the election of the holder. We refer to this proposal as the “Founder Share Amendment Proposal.”

3.	The Adjournment Proposal: A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the holders of Class A Ordinary Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including that the Company has elected to exercise the Original Extension Right (as defined below). We refer to this proposal as the “Adjournment Proposal.”

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a business combination. You are not being asked to vote on a business combination at this time.

The MAA provides that the Company has until August 2, 2023, the Original Termination Date, being the date which is 15 months from the consummation of the IPO, to complete a business combination, and that in the event that the Company does not consummate a business combination by the Original Termination Date, upon the request of Chenghe Investment Co. (our “Sponsor”), the Board shall pass a resolution to extend the Original Termination Date up to three times, each by an additional 3 months, provided that (a) the Sponsor provides a five-business day advance notice prior to the date of the applicable deadline for consummating a business combination; (b) the Sponsor pays into the trust account of the Company established in connection with the IPO (the “Trust Account”) an additional US$0.10 per public share for each extension period in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and (c) the procedures relating to any such extension period, as set forth in the investment management trust agreement between the Company and Continental Stock Transfer & Trust Company entered into on April 27, 2022 shall have been complied with (the “Original Extension Right”). If the Company completes its initial business combination, the Company expects to repay such loans from funds that are released to it from the Trust Account or, at the option of the Sponsor, convert all or a portion of the total loaned amount into warrants at a price of US$1.00 per warrant, whose terms will be identical to the warrants purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Warrants”). If the Company does not complete a business combination, it will repay such loans only from funds held outside of the trust account. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties. Without the Extension Amendment and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the MAA, the Company believes that it will not be able to complete a business combination on or before the Original Termination Date. If that were to occur and the Sponsor does not elect to exercise the Original Extension Right prior to such time, the Company would be precluded from completing a business combination and would be forced to liquidate and dissolve. There will be no redemption rights or liquidating distributions with respect to our redeemable warrants (“Warrants”), each whole warrant entitling the holder thereof to acquire one public share at a price of US$11.50 per share (subject to adjustment), including the warrants included in the units sold in the IPO (the “public warrants”) and the Private Placement Warrants, which will expire worthless in the event the Company winds up.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor will deposit into the Trust Account, (A) for the First-Phase Extension Period, the lesser of (a) US$300,000 and (b) US$0.075 for each public share that is not redeemed as of the Original Termination Date (the “First-Phase Contribution”), and (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the lesser of (a) US$100,000 and (b) US$0.025 for each public share that is not redeemed as of the Original Termination Date (each such deposit, a “Second-Phase Contribution,” and each of the First-Phase Contribution and the Second-Phase Contributions, a “Contribution”).

The First-Phase Contribution will be deposited into the Trust Account in three equal installments on or before August 9, 2023, September 9, 2023, and October 9, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, November 9, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the nineth (9th) day of the calendar month in which the immediately previous Second-Phase Extension Date falls.

Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved. The amount of the Contributions will be loaned by the Sponsor to the Company and the loans will not bear interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

In connection with the Extension Amendment Proposal, each holder of Class A Ordinary Shares (“public shareholder”) may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of how such public shareholder votes on the Extension Amendment Proposal or whether such public shareholder votes at all. The deadline to make a Redemption Election is 5:00 p.m. Eastern Time on           , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as the Company’s transfer agent, the “transfer agent”) directly and instruct it to do so.

Prior to the deadline to make a Redemption Election, public shareholders that desire to indicate their intention to make an Election Reversal (as defined below) are requested to indicate such intention in the Reversal Commitment Form accompanying the proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to the transfer agent prior to the Redemption Deadline. Immediately following the Redemption Deadline and before the Extraordinary Meeting, a public shareholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of its public shares for which it previously submitted a Redemption Election (an “Election Reversal”), subject to the Board’s determination to permit such withdrawal. See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time, on           , 2023, pursuant to Article 23.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered its share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares. The Company requests that public shareholders indicate their intention to make an Election Reversal on their Reversal Commitment Form.

Based on the amount in the Trust Account as of           , 2023, [the latest practicable date prior to the Record Date,] this would amount to approximately US$           per public share. The closing price of the public shares on Nasdaq on           , 2023 (the most recent practicable trading day prior to the Record Date), was US$          . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, will retain their rights to redeem their public shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our MAA as amended by the Extension Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the applicable Extended Date.

The purpose of the Founder Share Amendment Proposal is to approve the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Share.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates, if necessary, (i) if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the public shareholders have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on July 3, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

As of the date of this proxy statement, we have 2,875,000 Class B Ordinary Shares in issue. Our Sponsor holds 2,697,561 Class B Ordinary Shares and our directors and advisory board members, Kwan Sun, Robert Ewing, Ning Ma, Kenneth Hitchner and Dr. Zhiwei Liu, hold directly or indirectly, in the aggregate, 177,439 Class B Ordinary Shares. Our Sponsor holds 7,750,000 Private Placement Warrants. The holders of our Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and public shares, if any, in connection with a shareholder vote to approve an amendment to the MAA. For discussion of interests that our Sponsor, directors and officers may have in the Extension, see “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers.”

The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a written letter of intent, confidentiality or other similar agreement, reduce the amounts in the Trust Account to below the lesser of (i) US$10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than US$10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed at a per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes as of two business days prior to such approval, divided by the number of then issued and outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount.

The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the applicable Extended Date. If the Extension Amendment Proposal is approved, public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, subject to the Board’s determination to permit such withdrawal, will retain their redemption rights and their ability to vote on a business combination through the applicable Extended Date.

Only record holders of the Company’s ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. As of           , 2023 (the latest practicable date prior to the Record Date), there were 14,375,000 issued and outstanding ordinary shares of Chenghe, including 11,500,000 issued and outstanding public shares and 2,875,000 issued and outstanding Founder Shares. The Company’s Warrants do not have voting rights in connection with any of the proposals.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

Forward-Looking Statements

This proxy statement contains statements that are forward-looking and as such are not historical facts. These include, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward- looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward- looking statements. These risks and uncertainties include, but are not limited to:

●	our ability to obtain approval for the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal;

●	our ability to complete the initial business combination;

●	our expectations around the performance of the prospective target;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	the amount of redemptions by our public shareholders;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

●	the Trust Account being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including those factors described under the “Item 1A. Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, and this proxy statement. Copies of the Company’s filings with the SEC are available publicly on SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.

Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Questions And Answers About The Extraordinary Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary Meeting.

The Company is a blank check company incorporated on April 7, 2021, as a Cayman Islands exempted company with limited liability and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) because we have no operations and nominal assets consisting almost entirely of cash.

On May 2, 2022, the Company consummated the IPO of 11,500,000 units, with each unit consisting of one Class A Ordinary Share and one-half of one redeemable public warrant, with each whole public warrant exercisable for one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment. The units were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$115,000,000. Morgan Stanley & Co. LLC acted as the representative of the underwriters for the IPO. The Class A Ordinary Shares and public warrants comprising the units commenced separate trading on June 20, 2022.

Prior to the consummation of the IPO, on April 8, 2021, the Sponsor purchased 7,187,500 Founder Shares for US$25,000, to cover certain offering expenses of the Company. On June 20, 2021, and on December 28, 2021, respectively, the Sponsor surrendered and forfeited to the Company 1,437,500 Founder Shares for no consideration. On March 29, 2022, the Sponsor further surrendered and forfeited to the Company 1,437,500 Founder Shares for no consideration. On March 30, 2022, the Sponsor transferred an aggregate of 177,439 Founder Shares to the Company’s directors and advisory board members, resulting the Sponsor holding 2,697,561 Founder Shares.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,750,000 Private Placement Warrants to the Sponsor, generating gross proceeds of US$7,750,000. The Private Placement Warrants are identical to the public warrants, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the public warrants. If the Company does not consummate its initial business combination within 15 months (or 24 months if the Original Extension Right is exercised, or if the Extension is effected, by the applicable Extended Date) from the closing of the IPO, the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. Upon the closing of the IPO and the Private Placement, US$118,450,000 was placed in the Trust Account.

Like most blank check companies, our MAA provides for the return of the IPO proceeds held in the Trust Account to the holders of ordinary shares sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such date is August 2, 2023 (which is 15 months from the closing of our IPO) or May 2, 2024 (which is 24 months from the closing of our IPO) if the Original Extension Right is exercised. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties.

Therefore, the Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.	The Extension Amendment Proposal: A purpose by special resolution, to amend our MAA, in accordance with the form set forth in Annex B attached hereto, to extend the date by which the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s IPO, for three months, from August 2, 2023 to November 2, 2023, for a deposit, for the First-Phase Extension Period, of the lesser of (a) US$300,000 and (b) US$0.075 for each Class A Ordinary Share not redeemed as of August 2, 2023 and to allow the Company, without the need for any further approval of the Company’s shareholder, by resolutions of the Board, to elect to further extend the Termination Date, up to six times, each by an additional month, for an aggregate of six additional months beyond November 2, 2023, until up to May 2, 2024, for a deposit, for each monthly extension after August 2, 2023, of the lesser of (i) US$100,000 and (ii) US$0.025 for each Class A Ordinary Share not redeemed as of August 2, 2023.

2.	The Founder Share Amendment Proposal: A proposal by special resolution, to amend our MAA, in accordance with the form set forth in Annex B attached hereto, to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time before or concurrently with or immediately following the consummation of the Company’s business combination at the election of the holder.

3.	The Adjournment Proposal: A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the holders of Class A Ordinary Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including that the Company has elected to exercise the Original Extension Right.

What are the purposes of the proposals?

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a business combination. The MAA provides that the Company has until August 2, 2023, the Original Termination Date, being the date which is 15 months from the consummation of the IPO, to complete a business combination, and that in the event that the Company does not consummate a business combination by the Original Termination Date, upon the request of the Sponsor, the Board shall pass a resolution to extend the Original Termination Date up to three times, each by an additional 3 months, provided that, (a) the Sponsor provides a five-business day advance notice prior to the date of the applicable deadline for consummating a business combination; (b) the Sponsor pays into the Trust Account an additional US$0.10 per public share for each extension period in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and (c) the procedures relating to any such extension period, as set forth in the investment management trust agreement between the Company and Continental Stock Transfer & Trust Company entered into on April 27, 2022 shall have been complied with. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties.

The purpose of the Founder Share Amendment Proposal is to approve the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Share.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates, if necessary, (i) if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the public shareholders have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on a business combination when it is submitted to the shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the business combination is approved and completed or the Company has not consummated a business combination by the applicable Extended Date.

Why should I vote for the Extension Amendment Proposal?

The Board believes the Company’s shareholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the applicable Extended Date. Without the Extension Amendment and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with our MAA, the Company believes that it will not be able to complete a business combination on or before the Original Termination Date. If that were to occur and the Company does not elect to exercise the Original Extension Right prior to such time, the Company would be forced to liquidate and dissolve.

In connection with the Extension, public shareholders may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the applicable Extension Date to consummate a business combination.

The Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor will deposit into the Trust Account, (A) for the First-Phase Extension Period, the lesser of (a) US$300,000 and (b) US$0.075 for each public share that is not redeemed as of the Original Termination Date, and (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the lesser of (a) US$100,000 and (b) US$0.025 for each public share that is not redeemed as of the Original Termination Date.

The First-Phase Contribution will be deposited into the Trust Account in three equal installments on or before August 9, 2023, September 9, 2023, and October 9, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, November 9, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the nineth (9th) day of the calendar month in which the immediately previous Second-Phase Extension Date falls.

Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved. The amount of the Contributions will be loaned by the Sponsor to the Company and the loans will not bear interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

Why should I vote for the Founder Share Amendment Proposal?

The Company believes that shareholders will benefit from the Company consummating a business combination and is proposing the Founder Share Amendment Proposal to allow increased flexibility for the holders of Founder Shares to convert its Class B Ordinary Shares which is in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. Holders of the Founder Shares agree to waive their redemption rights with respect to the Class A Ordinary Shares that they will receive in connection with the conversion of their Class B Ordinary Shares.

The Board recommends that you vote in favor of the Founder Share Amendment Proposal.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board postpone the Extraordinary Meeting?

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time, on           , 2023, pursuant to Article 23.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered such share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the Deposit Withdrawal at Custodian (“DWAC”) system at DTC, such shareholder will not be able to transfer, assign or sell such shares.

Notwithstanding shareholder approval of the proposals or the number of Redemption Elections (taking into account any Election Reversals) by our public shareholders, the Board will retain the right to postpone the Extraordinary Meeting at any time and for any reason without any further action by our shareholders, pursuant to Article 23.9 of the MAA.

How do the Company insiders intend to vote their shares?

Holders of the Founder Shares are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of all proposals.

Holders of the Founder Shares are not entitled to redeem the Founder Shares, or any public shares held by them. As of           , 2023 (the latest practicable date prior to the Record Date), holders of the Founder Shares in the aggregate are entitled to vote 2,875,000 Founder Shares, which represents 20% of the Company’s issued and outstanding ordinary shares. Holders of the Founder Shares include our Sponsor, which owns 2,697,561 Founder Shares and our directors and advisor board members have a direct or indirect economic interest in an aggregate of 177,439 Founder Shares.

In addition, subject to Rule 14e-5 of the Exchange Act, during a period when they are not aware of any material nonpublic information regarding the Company or its securities or otherwise, the Sponsor, the Company’s directors, executive officers, advisors or their affiliates (the “insiders”) may purchase shares in privately negotiated transactions or in the open market prior to the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Founder Share Amendment Proposal?

Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

What vote is required to adopt the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

What happens if I sell my public shares or units before the Extraordinary Meeting?

The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquire your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want a proposal to be approved?

If you do not want a proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public shareholders.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate a business combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the votes of two-thirds (2/3) of the Company’s public shares and Founder Shares, voting together as a single class, issued and outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to such approval, divided by the number of then issued and outstanding public shares.

What happens if the Extension Amendment Proposal is not approved?

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination before August 2, 2023 (or up to May 2, 2024, if the Sponsor exercises Original Extension Right), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before August 2, 2023 (or up to May 2, 2024, if the Sponsor exercises the Original Extension Right).

Holders of the Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and public shares, if any, in connection with a shareholder vote to approve an amendment to the MAA. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the applicable Extended Date. The Company will file the amendment to the MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such amendment being in the form set forth in Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s ordinary shares held by the holders of Founder Shares through the Founder Shares. In addition, the MAA provide that the Company cannot redeem or repurchase public shares to the extent such redemption would result in the Company’s failure to have at least US$5,000,001 of net tangible assets.

If the Extension Amendment Proposal is approved, the Board will have the right, without any further action by our shareholders, to elect to further extend the Termination Date, up to six times, each by an additional month, for an aggregate of six additional months beyond the First-Phase Extended Date, until up to May 2, 2024, for a deposit, for each monthly extension after the First-Phase Extended Date, of the lesser of (i) US$100,000 and (ii) US$0.025 for each Class A Ordinary Share not redeemed as of the Original Termination Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time during a Second-Phase Extension Period without any further action by our shareholders, provided the applicable Contributions have been paid for the applicable Second-Phase Extension Period.

If I do not redeem my shares now, would I still be able to vote on a business combination and exercise my redemption rights with respect to a business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, then, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of the business combination, subject to any limitations set forth in the MAA, as amended.

When and where is the Extraordinary Meeting?

For the purposes of Cayman Islands law and the MAA, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting            and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them.

How do I attend the virtual Extraordinary Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual Extraordinary Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, please contact the transfer agent at the phone number or email address below. The transfer agent support contact information is as follows: (917) 262-2373, and email proxy@continentalstock.com.

Beneficial holders that own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the Extraordinary Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent at the number or email address above for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the Extraordinary Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Extraordinary Meeting by dialing            (toll-free within the United States and Canada), or :            (standard rates apply outside the United States and Canada); when prompted enter the pin number            This is listen-only; you will not be able to vote or enter questions during the Extraordinary Meeting.

How do I vote?

If you are a holder of record of Company’s ordinary shares, including those shares held as a constituent part of our units, you may vote either in person (including virtually) at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person (including virtually) if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary Meeting or by voting in person (including virtually) at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company, at chenghe@chenghecap.com.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal and the Founder Share Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non- routine matters. It is expected that all proposals to be voted on at the Extraordinary Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Extraordinary Meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid extraordinary general meeting of the Company. A quorum will be present if the holders of at least one-third of the issued and outstanding shares of the Company on the Record Date, including those shares held as a constituent part of our units, are present in person (including virtually) or by proxy at the Extraordinary Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including virtually) at the Extraordinary Meeting. Because all of the proposals to be voted on at the Extraordinary Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary Meeting. If there is no quorum, the presiding officer of the Extraordinary Meeting may adjourn the Extraordinary Meeting to another date.

Who can vote at the Extraordinary Meeting?

Only holders of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on July 3, 2023, are entitled to have their vote counted at the Extraordinary Meeting and any adjournments or postponements thereof. As of           , 2023 (being the latest practicable date prior to the Record date), 11,500,000 public shares and 2,875,000 Founder Shares were issued and outstanding and entitled to vote, and 1,916,667 public shares would be required to achieve a quorum.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary Meeting in person (including virtually), the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting in person (including virtually). However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s Sponsor, directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s Sponsor, directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership by them or their affiliates of Founder Shares, Private Placement Warrants that may become exercisable in the future. For detailed discussions, see “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers.”

What if I object to the proposals? Do I have appraisal rights?

Shareholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Founder Share Amendment Proposal or, if presented, the Adjournment Proposal under Cayman Islands law.

What happens to the Company’s Warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination before August 2, 2023 (or May 2, 2024, if the Sponsor exercises the Original Extension Right), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event the Company winds up.

What happens to the Company Warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination by the applicable Extended Date and will retain the blank check company restrictions previously applicable to it. The Warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account are currently invested only in U.S. government treasury obligations with a maturity of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other matters, to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subjected to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like us. Our IPO registration statement became effective on April 27, 2022. There is no assurance that we will be able to enter into a definitive agreement within 18 months after the effective date of our IPO registration statement (i.e., October 27, 2023) or that we will be able to consummate a business combination within 24 months after such date (i.e., April 27, 2024), although we are working towards the goal.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. If that happens, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

How do I redeem my public shares?

If the Extension Amendment Proposal is approved or the Extension is implemented, each public shareholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to the approval of the Extension, divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination by the applicable Extended Date.

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)	prior to 5:00 p.m. Eastern Time, on , 2023 (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time, on           , 2023 (two business days before the scheduled vote at the Extraordinary Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder, or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically (if any) may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your share certificate(s) (if applicable) for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you (if applicable) so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

How do I make an Election Reversal with respect to my public shares?

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time, on           , 2023, pursuant to Article 23.9 of the MAA. Prior to the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on           , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting), public shareholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A, which should be submitted to the transfer agent. Such Reversal Commitment Form should contain the public shareholder’s legal name, phone number and address of the beneficial owner of the shares for which the Election Reversal is committed.

Immediately following the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on           , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting) and before the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.

Who is paying for this proxy solicitation?

The Company is responsible for the costs and expenses in connection with the Extension, including the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary Meeting. The Company has agreed to pay Morrow Sodali approximately US$37,500 including fees and associated disbursements. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Extraordinary Meeting?

We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email:

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact the Company’s transfer agent at:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

You may also contact the Company at:

Chenghe Acquisition Co.
38 Beach Road #29-11
South Beach Tower
Singapore
Email: chenghe@chenghecap.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Risk Factors

You should consider carefully all of the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 15, 2023 and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the applicable Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or the business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Class A Ordinary Shares and public warrants are separately listed on Nasdaq. Our Class B Ordinary Shares are not listed on any exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future or prior to our initial business combination. In order to continue listing our securities on Nasdaq prior to our initial business combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum average market value of listed securities of US$50,000,000, average market value of publicly held shares of US$40,000,000 and a minimum number of holders of our securities (generally 300 public holders). Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. For instance, in order for our Class A Ordinary Shares continue to be listed upon the consummation of our initial business combination, at such time, we must satisfy the requirements including keeping our share price generally at least US$4.00 per share, the market value of our public shares at least US$80,000,000 and we must have at least 300 round lot holders. We cannot assure you that we will be able to meet those listing requirements at that time.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares and public warrants will qualify as covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

The initial business combination may be delayed or ultimately prohibited since such business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”).

Certain investments that involve, directly or indirectly, the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by CFIUS. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’ jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” certain “critical infrastructure” and/or “sensitive personal data.”

If a potential initial business combination falls within CFIUS’ jurisdiction, the parties may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. The Sponsor is a Cayman Islands limited liability company whose sole member is Chenghe Group Limited, a British Virgin Islands incorporated company controlled by Richard Qi Li, our chairman of the board. Mr. Li is a foreign person under the CFIUS regulations. Except as disclosed herein, the Sponsor has no other substantial ties with a non-U.S. person. There is no assurance that a business combination of the Company will not trigger CFIUS jurisdiction. If CFIUS decides to make an inquiry regarding the business combination and determines that it has jurisdiction over the business combination, CFIUS may decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to such business combination or order it to divest all or a portion of a U.S. business of the combined company if it had proceeded without first obtaining CFIUS clearance. The likelihood of a CFIUS inquiry concerning a potential business combination transaction generally tends to be higher if one or more “control” persons of a sponsor is from Hong Kong or mainland China, as is the case with us; Mr. Li is a permanent resident of Hong Kong.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because the Company has only a limited time to complete its initial business combination, its failure to obtain any required approvals within the requisite time period may require it to liquidate. If the Company liquidates, its public shareholders may only receive the redemption value per share, and its Warrants will expire worthless. This will also cause investors to lose any potential investment opportunity in a target company and the chance of realizing future gains on the Company’s shareholders’ investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination.

If the Company is deemed to be an investment company under the Investment Company Act, its activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

each of which may make it difficult for the Company to complete a business combination. In addition, we may have to impose upon us burdensome requirements, including:

●	registration as an investment company;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless the Company can qualify for an exclusion, it must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets on an unconsolidated basis. The Company’s business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. The Company does not plan to buy businesses or assets with a view to resale or profit from their resale, and it does not plan to buy unrelated businesses or assets or to be a passive investor.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be subjected to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like us. Our IPO registration statement became effective on April 27, 2022. There is no assurance that we will be able to enter into a definitive agreement within 18 months after the effective date of our IPO registration statement (i.e., October 27, 2023) or that we will be able to consummate a business combination within 24 months after such date (i.e., April 27, 2024), although we are working towards the goal.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. If that happens, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The new 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. On December 27, 2022, the Treasury issued a notice that provides interim operating rules for the Excise Tax, including rules governing the calculation and reporting of the Excise Tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the Excise Tax are published. Although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of other aspects of the Excise Tax remain unclear, and such interim operating rules are subject to change.

We are currently not a covered corporation for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of our business combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our business combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with our business combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock and (v) the content of forthcoming regulations and other guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder, and only limited guidance on the mechanics of any required reporting and payment of the Excise Tax on which taxpayers may rely have been issued to date. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our public stockholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete our business combination and may affect our ability to complete our business combination or fund future operations.

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The Extraordinary Meeting

Date, Time, Place and Purpose of the Extraordinary Meeting

The Extraordinary Meeting will be held at 9:30 a.m. Eastern Time, on           , 2023. For the purposes of Cayman Islands law and the MAA, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting            and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals.

1.	The Extension Amendment Proposal: A proposal by special resolution, to amend our MAA, in accordance with the form set forth in Annex B attached hereto, to extend the date by which the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s IPO, for three months, from August 2, 2023 to November 2, 2023, for a deposit, for the First-Phase Extension Period, of the lesser of (a) US$300,000 and (b) US$0.075 for each Class A Ordinary Share not redeemed as of August 2, 2023 and to allow the Company, without the need for any further approval of the Company’s shareholder, by resolutions of the Board, to elect to further extend the Termination Date, up to six times, each by an additional month, for an aggregate of six additional months beyond November 2, 2023, until up to May 2, 2024, for a deposit, for each monthly extension after August 2, 2023, of the lesser of (i) US$100,000 and (ii) US$0.025 for each Class A Ordinary Share not redeemed as of August 2, 2023.

2.	The Founder Share Amendment Proposal: A proposal by special resolution, to amend our MAA, in accordance with the form set forth in Annex B attached hereto, to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time before or concurrently with or immediately following the consummation of the Company’s business combination at the election of the holder.

3.	The Adjournment Proposal: A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the holders of Class A Ordinary Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including that the Company has elected to exercise the Original Extension Right.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our ordinary shares, including as a constituent part of a unit, at the close of business on July 3, 2023, the Record Date for the Extraordinary Meeting. You will have one vote per share for each ordinary share you owned at that time. Our Warrants do not carry voting rights.

At the close of business on           , 2023 (the latest practicable date prior to the Record Date), there were 11,500,000 public shares and 2,875,000 Founder Shares issued and outstanding, each of which entitles its holder to cast one vote per share.

Votes Required

Approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

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Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the proposals. If you do not want any of the proposals to be approved, you must vote against it. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Voting

You can vote your shares at the Extraordinary Meeting in person, by proxy, or virtually.

You can vote by proxy by having one or more individuals who will be at the Extraordinary Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Shibin Wang, our chief executive officer and director, to act as your proxy at the Extraordinary Meeting. Your proxy will then vote your shares at the Extraordinary Meeting in accordance with the instructions you have given in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Extraordinary Meeting.

Alternatively, you can vote your shares in person by attending the Extraordinary Meeting (including virtually).

A special note for those who plan to attend the Extraordinary Meeting and vote (including virtually): If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary Meeting unless you obtain a legal proxy from the record holder of your shares.

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary Meeting.

Shareholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at 800-662-5200 (call toll-free) or 203-658-9400 (call collect).

Shareholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary Meeting.

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Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary Meeting. A proxy may be revoked by filing with the Company at chenghe@chenghecap.com, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary Meeting and voting (including virtually).

Simply attending the Extraordinary Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Extraordinary Meeting

Only holders of ordinary shares, their proxy holders and guests the Company may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker to the Extraordinary Meeting, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to the shareholders at the Extraordinary Meeting. The Company has agreed to pay Morrow Sodali approximately US$37,500 including fees and associated disbursements. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email:

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding ordinary shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

Redemption Rights

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem all or a portion of their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. If the Extension Amendment Proposal is approved, public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, subject to the Board’s determination to permit such withdrawal, will retain their redemption rights and their ability to vote on a business combination through the applicable Extended Date. See “The Extension Amendment Proposal — Redemption Rights.”

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No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the Companies Act (As Revised) of the Cayman Islands in connection with the proposals to be voted on at the Extraordinary Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Extraordinary Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary Meeting of Shareholders and with respect to any other matters which may properly come before the Extraordinary Meeting. If other matters do properly come before the Extraordinary Meeting, or at any adjournment(s) of the Extraordinary Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.

Principal Executive Offices

Our principal executive offices are located at 38 Beach Road #29-11, South Beach Tower, Singapore. Our telephone number at such address is +65 9851 8611.

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The Extension AMENDMENT Proposal

Background

We are a blank check company incorporated on April 7, 2021, as a Cayman Islands exempted company incorporated with limited liability and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

Our executive offices are located at 38 Beach Road #29-11, South Beach Tower, Singapore. Our telephone number at such address is +65 9851 8611. Our corporate website address is https://chengheinv.com/chenghe-acquisition-co/overview/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

On May 2, 2022, the Company consummated the IPO of 11,500,000 units, with each unit consisting of one Class A Ordinary Share and one-half of one redeemable public warrant, with each whole public warrant exercisable for one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment. The units were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$115,000,000. Morgan Stanley & Co. LLC acted as the representative of the underwriters for the IPO. The Class A Ordinary Shares and public warrants comprising the units commenced separate trading on June 20, 2022.

Prior to the consummation of the IPO, on April 8, 2021, the Sponsor purchased 7,187,500 Founder Shares for US$25,000, to cover certain offering expenses of the Company. On June 20, 2021, and on December 28, 2021, respectively, the Sponsor surrendered and forfeited to the Company 1,437,500 Founder Shares for no consideration. On March 29, 2022, the Sponsor further surrendered and forfeited to the Company 1,437,500 Founder Shares for no consideration. On March 30, 2022, the Sponsor transferred an aggregate of 177,439 Founder Shares to the Company’s directors and advisory board members, resulting the Sponsor holding 2,697,561 Founder Shares.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 7,750,000 Private Placement Warrants to the Sponsor, generating gross proceeds of US$7,750,000. The Private Placement Warrants are identical to the public warrants, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the public warrants. If the Company does not consummate its initial business combination within 15 months (or, 24 months if the Original Extension Right is exercised, or if the Extension is effected, by the applicable Extended Date) from the closing of the IPO, the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. Upon the closing of the IPO and the Private Placement, US$118,450,000 was placed in the Trust Account.

Our units, public shares and public warrants are currently listed on Nasdaq under the symbols “CHEAU,” “CHEA” and “CHEAW,” respectively. As of           , 2023 (the latest practicable date prior to the Record Date for the Extraordinary Meeting), approximately US$           were held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

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As of           , we had cash of approximately US$           held outside of the Trust Account. If our cash is insufficient to cover the working capital requirements of the Company, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing, if required, will be available to it on commercially acceptable terms, if at all.

The Extension

We are proposing to amend our MAA by a special resolution, in accordance with the form set forth in Annex B attached hereto, to extend the date by which the Company must (i) consummate a business combination or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s Class A Ordinary Shares, for three months, from August 2, 2023 to November 2, 2023, for a deposit, for the First-Phase Extension Period, of the lesser of (a) US$300,000 and (b) US$0.075 for each Class A Ordinary Share not redeemed as of August 2, 2023 and to allow the Company, without the need for any further approval of the Company’s shareholder, by resolutions of the Board, to elect to further extend the Termination Date, up to six times, each by an additional month, for an aggregate of six additional months beyond November 2, 2023, until up to May 2, 2024, for a deposit, for each monthly extension after August 2, 2023, of the lesser of (i) US$100,000 and (ii) US$0.025 for each Class A Ordinary Share not redeemed as of August 2, 2023.

Reasons for the Extension Amendment Proposal

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a business combination. You are not being asked to vote on a business combination at this time.

The MAA provides that the Company has until August 2, 2023, the Original Termination Date, being the date which is 15 months from the consummation of the IPO, to complete a business combination, and that in the event that the Company does not consummate a business combination by the Original Termination Date, upon the request of the Sponsor, the Board shall pass a resolution to extend the Original Termination Date up to three times, each by an additional 3 months, provided that (a) the Sponsor provides a five-business day advance notice prior to the date of the applicable deadline for consummating a business combination; (b) the Sponsor pays into the Trust Account an additional US$0.10 per public share for each extension period in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and (c) the procedures relating to any such extension period, as set forth in the investment management trust agreement between the Company and Continental Stock Transfer & Trust Company entered into on April 27, 2022 shall have been complied with. If the Company completes its initial business combination, the Company expects to repay such loans from funds that are released to it from the Trust Account or, at the option of the Sponsor, convert all or a portion of the total loaned amount into warrants at a price of US$1.00 per warrant, whose terms will be identical to those of the Private Placement Warrants. If the Company does not complete a business combination, it will repay such loans only from funds held outside of the trust account.

The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a business combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination before August 2, 2023 (or up to May 2, 2024, if the Sponsor exercises Original Extension Right), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before August 2, 2023 (or up to May 2, 2024, if the Sponsor exercises the Original Extension Right).

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Holders of the Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and public shares, if any, in connection with a shareholder vote to approve an amendment to the MAA.

The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposals is Approved

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the applicable Extended Date. The Company will file the amendment to the MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such amendment being in the form set forth in Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s ordinary shares held by the holders of Founder Shares through the Founder Shares. In addition, the MAA provide that the Company cannot redeem or repurchase public shares to the extent such redemption would result in the Company’s failure to have at least US$5,000,001 of net tangible assets.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Sponsor will deposit into the Trust Account, (A) for the First-Phase Extension Period, the lesser of (a) US$300,000 and (b) US$0.075 for each public share that is not redeemed as of the Original Termination Date, and (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the lesser of (a) US$100,000 and (b) US$0.025 for each public share that is not redeemed as of the Original Termination Date.

The First-Phase Contribution will be deposited into the Trust Account in three equal installments on or before August 9, 2023, September 9, 2023, and October 9, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, November 9, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the nineth (9th) day of the calendar month in which the immediately previous Second-Phase Extension Date falls.

Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved. The amount of the Contributions will be loaned by the Sponsor to the Company and the loans will not bear interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

The Board will have the right, without any further action by our shareholders, to elect to further extend the Termination Date, up to six times, each by an additional month, for an aggregate of six additional months beyond the First-Phase Extended Date, until up to May 2, 2024, for a deposit, for each monthly extension after the First-Phase Extended Date, of the lesser of (i) US$100,000 and (ii) US$0.025 for each Class A Ordinary Share not redeemed as of the Original Termination Date.

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Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time during a Second-Phase Extension Period without any further action by our shareholders, provided the applicable Contributions have been paid for the applicable Second-Phase Extension Period.

You are not being asked to vote on a business combination at this time. If the Extension is approved and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on a business combination when it is submitted to our shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the business combination is approved and completed or the Company has not consummated a business combination by the applicable Extended Date.

Redemption Rights

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to such approval, divided by the number of then issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Amendment Proposal or whether such public shareholders vote at all.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST OR YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME, ON           , 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION.

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)	prior to 5:00 p.m. Eastern Time on , 2023 (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

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Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time, on           , 2023 (two business days before the scheduled vote at the Extraordinary Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder, or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of           , 2023 (the latest practicable date prior to the Record Date), this would amount to approximately US$           per public share. The closing price of the public shares on the Nasdaq on           , 2023 (the latest practicable trading date prior to the Record Date), was US$          . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

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If you exercise your redemption rights, you will be exchanging your Company’s ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on           , 2023 (two business days before the scheduled vote at the Extraordinary Meeting). The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Redemption Withdrawal Procedures

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time, on           , 2023, pursuant to Article 23.9 of the MAA.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

Prior to the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on           , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting), public shareholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement, which should be submitted to the transfer agent. Such Reversal Commitment Form should contain the public shareholder’s legal name, phone number and address of the beneficial owner of the shares for which an Election Reversal is committed.

Immediately following the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on           , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting) and before the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, including one for which a commitment has previously been made on the Reversal Commitment Form, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON           , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Interests of the Company’s Sponsor, Directors and Executive Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s Sponsor, directors, executive officers, and their respective affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	Prior to the IPO, on April 8, 2021, the Sponsor purchased 7,187,500 Founder Shares for US$25,000, to cover certain offering expenses of the Company. On June 20, 2021, and on December 28, 2021, respectively, the Sponsor surrendered and forfeited to the Company 1,437,500 Founder Shares for no consideration. On March 29, 2022, the Sponsor further surrendered and forfeited to the Company 1,437,500 Founder Shares for no consideration. On March 30, 2022, the Sponsor transferred an aggregate of 177,439 Founder Shares to the Company’s directors and advisory board members, resulting the Sponsor holding 2,697,561 Founder Shares. If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination before August 2, 2023, or May 2, 2024 (if the Original Extension Right is exercised) in accordance with our MAA, the 2,875,000 Founder Shares will be worthless. As a result of the significantly lower investment per Founder Share of the holders as compared with the investment per public share of public shareholders, a transaction which results in an increase in the value of the investment of the holders of Founder Shares may result in a decrease in the value of the investment of public shareholders. The Founder Shares had an aggregate market value (assuming they have the same value per share as public shares) of approximately US$ based on the last sale price for the Company’s public shares of US$ on Nasdaq on , 2023 (the latest practicable trading date prior to the Record Date).

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•	If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination before August 2, 2023, or May 2, 2024 (if the Original Extension Right is exercised) in accordance with our MAA, the 7,750,000 Private Placement Warrants purchased by the Sponsor for an aggregate investment of US$7,750,000, will be worthless, as they will expire. The Private Placement Warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of US$ based on the last sale price for the public warrants of US$ on Nasdaq on , 2023 (the latest practicable trading date for public warrants prior to the Record Date).

•	The aggregate market value of the Sponsor’s Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the Sponsor, the director and executive officers and their respective affiliates are likely to be able to make a substantial profit on their investment in us even at a time when the public shares has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination before August 2, 2023, or May 2, 2024 (if the Original Extension Right is exercised) in accordance with our MAA, the Sponsor, the director and executive officers and their respective affiliates will lose their entire investment in us.

•	The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a written letter of intent, confidentiality or other similar agreement, reduce the amounts in the Trust Account to below the lesser of (i) US$10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than US$10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•	Pursuant to that certain letter agreement (the “Letter Agreement”), dated as of April 27, 2022, by and among the Company, its executive officers, its directors, its advisory board member and the Sponsor, in connection with the IPO, the Sponsor and other signatories (each of whom is a member of the Board, advisory board member and/or executive officers) have agreed not to redeem any ordinary shares of the Company they hold in connection with a shareholder vote to approve an amendment to the MAA or a proposed initial business combination.

•	Holders of Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete a business combination by August 2, 2023, or May 2, 2024 (if the Original Extension Right is exercised) (or the applicable Extended Date).

•	The Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under the Company’s directors’ and officers’ liability insurance policy after a business combination.

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•	All current members of the Board are expected to continue to serve as directors at least through the date of the Extraordinary Meeting to approve a business combination.

•	The Company’s executive officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) with respect to the Extension Amendment Proposal and the Founder Share Amendment Proposal and (ii) who elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, U.S. Treasury regulations promulgated under the Code, and administrative rulings and judicial interpretations thereof, in each case as in effect of the date hereof. All of the foregoing authorities are subject to change, which change could apply retroactively and could affect the tax consequences described below. The Company has not sought and does not intend to seek any ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to any statement or conclusion in this discussion, and there can be no assurance that the IRS will not challenge such statement or conclusion in the following discussion or, if challenged, that a court will uphold such statement or conclusion. For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of the Company, or to any person of holding Founder Shares or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

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•	pension funds;

•	retirement plans, individual retirement accounts and other deferred accounts;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal or the Founder Share Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

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•	an individual who is a citizen or resident of the United States;

•	a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of the Company outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company actually owned by the U.S. Holder, but also shares of the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to the Company’s business combination, the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

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If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

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PFIC Status of the Company

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules (the “excess distribution regime”):

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•	an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares.

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U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) shares or stock of a foreign corporation that is classified as a PFIC may elect to mark such shares or stock to its market value each taxable year if such shares or stock is “marketable stock,” which is generally shares or stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq. No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, in general, such electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. Moreover, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year and generally any loss recognized on the redemption of public shares treated as a sale of public shares, in each case, to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which the Company is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of public shares.

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A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders—U.S. Holders—Tax Effects of Exercising Redemption Rights—Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

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Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. THE COMPANY ONCE AGAIN URGES YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH.

Required Vote

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal.

Holders of the Founder Shares are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. As of           , 2023 (the latest practicable date prior to the Record Date), holders of the Founder Shares in the aggregate are entitled to vote 2,875,000 Founder Shares, which represents 20% of the Company’s issued and outstanding ordinary shares.

In addition, subject to Rule 14e-5, during the period when they are not aware of any material nonpublic information regarding the Company or its securities or otherwise, the insiders may purchase public shares in privately negotiated transactions or in the open market prior to or following the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal in the best interests of the Company and its shareholders. The Board has approved and declared advisable adoption of the Extension Amendment Proposal.

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers” for a further discussion.

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The founder share AMENDMENT Proposal

Overview

The Founder Share Amendment Proposal asks the Company’s shareholders to approve an amendment to the MAA in the form set forth in Annex B attached hereto, by way of special resolution, to provide for the right of a holder of the Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time before or concurrently with or immediately following the consummation of the Company’s business combination at the election of the holder.

Upon conversion of the Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Class B Ordinary Shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement. Additionally, the Class A Ordinary Shares converted from Class B Ordinary Shares will be subject to all of the restrictions applicable to Class B Ordinary Shares under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B Ordinary Shares until the earlier to occur of: (i) one year after the completion of a business combination or (ii) subsequent of our initial business combination, (x) if the last reported sale price of the Class A Ordinary Shares equals or exceeds US$12.00 per share (as adjusted for share sub-divisions, capitalization of shares, share dividends, rights issuances, subdivisions reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, amalgamation, stock exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property (except with respect to permitted transferees).

Reasons for the Founder Share Amendment Proposal

The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a business combination. The Company believes that the Founder Share Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a business combination. If the Company were not able to complete a business combination, it would be forced to liquidate and dissolve.

If the Founder Share Amendment Proposal is Approved

If the Founder Share Amendment Proposal is approved, the Company will file the amendment to the MAA with the Cayman Registrar in the form of Annex B to allow the holders of Class B Ordinary Shares to convert the Class B Ordinary Shares to Class A Ordinary Shares on a one-for-one basis at any time before, upon or immediately following the consummation of a business combination. Holders of the Founder Shares agree to waive their redemption rights with respect to the Class A Ordinary Shares that they will receive in connection with the conversion of their Class B Ordinary Shares.

Required Vote

Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Founder Share Amendment Proposal.

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Holders of the Founder Shares are expected to vote any ordinary shares owned by them in favor of the Founder Share Amendment Proposal. As of           , 2023 (the latest practicable date prior to the Record Date), holders of the Founder Shares in the aggregate are entitled to vote 2,875,000 Founder Shares, which represents 20% of the Company’s issued and outstanding ordinary shares.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Founder Share Amendment Proposal. See “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers” for a further discussion.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the holders of Class A Ordinary Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including that the Company has elected to exercise the Original Extension Right.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Founder Share Amendment Proposal.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.

IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Adjournment Proposal. See “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers” for a further discussion.

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Principal Shareholders

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of           , 2023, the latest practicable date prior to the Record Date of the Extraordinary Meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or Private Placement Warrants as these Warrants are not exercisable within 60 days of the date of this proxy statement.

As of           , 2023, there were a total of 14,375,000 ordinary shares, of which 11,500,000 were public shares and 2,875,000 were Founder Shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Number of	Percentage	Number of	Percentage
	Class A	of	Class B	of
	Ordinary	Outstanding	Ordinary	Outstanding
	Shares	Class A	Shares	Class B
	Beneficially	Ordinary	Beneficially	Ordinary
Name and Address of Beneficial Owner(l)	Owned	Shares	Owned(2)	Shares
Richard Qi Li (3)	—	—	2,697,561	93.8%
Shibin Wang	—	—	—	—
Anna Zhou	—	—	—	—
Kwan Sun	—	—	22,000	*
Ning Ma	—	—	22,000	*
Robert Ewing	—	—	22,000	*
All officers and directors as a group (six individuals)	—	—	2,757,561	95.9%
Greater than 5% Holders:
Chenghe Investment Co.(3)	—	—	2,697,561	93.8%
Saba Capital Management, L.P.; Boaz R. Weinstein; Saba Capital Management GP, LLC(4)	629,550	5.5%	—	—
Adage Capital Partners, L.P.; Adage Capital Partners GP, L.L.C.; Adage Capital Advisors, L.L.C.; Robert Atchinson; Phillip Gross(5)	900,000	7.8%	—	—
Bank of Montreal; Bank of Montreal, New York Branch(6)	664,889	5.8%	—	—
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(7)	700,000	6.1%	—	—
Polar Asset Management Partners Inc.(8)	750,000	6.5%	—	—
Shaolin Capital Management LLC (9)	673,350	5.9%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following is 38 Beach Road, #29-11, South Beach Tower Singapore 189767.

(2)	Interests shown consist solely of Founder Shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment, or, if the Founder Share Amendment Proposal is approved, at any earlier time at the option of the holders thereof.

(3)	Chenghe Investment Co., our Sponsor, is the record holder of such shares. Chenghe Group Limited, a British Virgin Islands incorporated company, is the sole member and the manager of our Sponsor. Mr. Richard Qi Li, who holds 100% of the voting securities of Chenghe Group Limited, may be entitled distributions of the founder shares and has voting and investment discretion with respect to the ordinary shares held by Chenghe Group Limited through held of record by Chenghe Investment Co. Mr. Richard Qi Li disclaims beneficial ownership over any securities owned by our Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

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(4)	Pursuant to a Schedule 13G/A filed by such persons as a group with the SEC on February 14, 2023, each of these shareholders may be deemed the beneficial owner of 629,550 Class A Ordinary Shares, as a result of holding directly or indirectly, 629,550 Class A Ordinary Shares, with shared voting power and shared dispositive power with respect to such Class A Ordinary Shares. The business address for each of these shareholders is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)	Pursuant to a Schedule 13 G filed by such persons as a group with the SEC on May 12, 2022, each of these shareholders may be deemed the beneficial owner of 900,000 Class A Ordinary Shares, as a result of holding directly or indirectly, 900,000 Class A Ordinary Shares, with shared voting power and shared dispositive power with respect to such Class A Ordinary Shares. The business address for each of these shareholders is 200 Clerandon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)	Pursuant to a Schedule 13G filed by such persons as a group with the SEC on February 1, 2023, each of these shareholders may be deemed the beneficial owner of 664,889 Class A Ordinary Shares, as a result of holding directly or indirectly, 664,889 Class A Ordinary Shares, with shared voting power and shared dispositive power with respect to such Class A Ordinary Shares. The business address for each of these shareholders is 4/F, St. John’s Building, 33 Garden Road, Central K3 00000.

(7)	Pursuant to a Schedule 13G filed by such persons as a group with the SEC on February 8, 2023, each of these shareholders may be deemed the beneficial owner of 700,000 Class A Ordinary Shares as a result of holding directly or indirectly, 700,000 Class A Ordinary Shares, with shared voting power and shared dispositive power with respect to such Class A Ordinary Shares. The business address for each of these shareholders is 2020 Calamos Court, Naperville, IL 60563.

(8)	Pursuant to a Schedule 13G filed by such person with the SEC on February 9, 2023, it is the beneficial owner of 750,000 Class A Ordinary Shares, as a result of acting as investment fund manager who serves as the investment advisor to Polar Multi-Strategy Master Fund holding directly or indirectly 750,000 Class A Ordinary Shares. The business address of this person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(9)	Pursuant to a Schedule 13G filed by such person with the SEC on February 14, 2023, Shaolin Capital Management LLC is a company incorporated under the laws of the State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd., a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of MA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by Shaolin Capital Management LLC. The business address of this person is 230 NW 24th Street, Suite 603, Miami, FL 33127.

44

Delivery of Documents to Shareholders

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address that wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by writing the Company via email to chenghe@chenghecap.com.

Where You Can Find More Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Adjournment Proposal by contacting us in writing via email to chenghe@chenghecap.com.

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email:

In order to receive timely delivery of the documents in advance of the Extraordinary Meeting, you must make your request for information no later than           , 2023 (one week prior to the date of the Extraordinary Meeting).

45

Annex A

REVERSAL COMMITMENT FORM1

The Company requests that each public shareholder complete this Reversal Commitment Form to indicate its intention to make an Election Reversal with respect to such shareholder’s public shares.

The undersigned,            (the “Shareholder”), is the beneficial owner of Class A Ordinary Shares of the Company (“Beneficial Holdings”). The Shareholder represents and warrants that such Shareholder has full power and authority with respect to its Beneficial Holdings for the purposes set forth herein.

The Shareholder hereby irrevocably gives notice to the Company of its intention to make an Election Reversal with respect to the percentage of such Beneficial Holdings as set forth below. By executing this form, the Shareholder agrees to tender for redemption all of its Beneficial Holdings as of the Record Date and to subsequently withdraw tender with respect to the percentage of its Beneficial Holdings as of the Record Date as set forth below.

Please return this form prior to 5:00 p.m. Eastern Time, on           , 2023 (two business days prior to the scheduled vote at the Extraordinary Meeting) to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com).

Shareholder Account Name(s):

Non-Redemption Percentage:

Record Date:

Signature of Shareholder:

Signed By (Legal Name):

Title:

Address:

[1]	Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the proxy statement.

A-1

Annex B

CHENGHE ACQUISITION CO. (THE “COMPANY”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It is resolved as a special resolution that the amended and restated memorandum and articles of association of the Company be amended by deleting Articles 51.7, 51.8 and 51.9 in their entirety and replacing them with the following:

“51.7 In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months without the need for any further action, approvals or resolutions by or from the shareholders if such date is extended by the Company (acting by the Directors) as set forth below), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay distribution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 18 months from the consummation of the IPO, the Company may, without the need for any further action, approvals or resolutions by or from the shareholders, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after the eighteenth (18th) month from the consummation of the IPO, by resolution of the Directors, prior to the last day of such extended month, until 24 months from the consummation of the IPO. For the avoidance of doubt, the Company may decide to terminate each extended monthly period, provided that the Company shall have deposited into the Trust Account, for such extended monthly period, the lesser of (a) US$100,000 and (b) US$0.025 for each Public Share that has not been redeemed as of August 2, 2023.

51.8 In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before 18 months from the consummation of the IPO (or, if the Board has resolved to extend the period of time to consummate a Business Combination as described in Article 51.7, by up to 24 months from the consummation of the IPO); or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares.

B-1

51.9 [Reserved].”

Founder Share Amendment Proposal

It is resolved as a special resolution that the amended and restated memorandum and articles of association of the Company be amended by deleting Article 17.2 in its entirety and replacing it with the following:

“17.2     Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) at any time before or concurrently with or immediately following the consummation of a Business Combination at the option of the holders thereof.”

It is further resolved as a special resolution that the amended and restated memorandum and articles of association of the Company be amended by deleting Article 51.11 in its entirety and replacing it with the following:

“51.11   Except in circumstances where Class A Shares are issued in connection with a conversion pursuant to Article 17.2 hereof where the holders of such shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote as a class with Public Shares on a Business Combination.”

Adjournment Proposal

“It is resolved as an ordinary resolution to direct the chairman of the Extraordinary Meeting to adjourn the Extraordinary Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Founder Share Amendment Proposal, (ii) if the holders of Class A Ordinary Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC or (iii) if the Company determines before the Extraordinary Meeting that it is not necessary or no longer desirable to proceed with the other proposals.”

B-2